EXHIBIT 1

AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of shares of stock of Odyssey Therapeutics, Inc.

EXECUTED this 18th day of May, 2026.

SR ONE CAPITAL MANAGEMENT, LLC

By: *
Simeon George, M.D.
Managing Member

SR ONE CAPITAL FUND I AGGREGATOR, LP

By:	SR ONE CAPITAL PARTNERS I, LP

	By:	SR ONE CAPITAL MANAGEMENT, LLC

By: *
Simeon George, M.D.
Managing Member

SR ONE CAPITAL PARTNERS I, LP

By:	SR ONE CAPITAL MANAGEMENT, LLC

By: *
Simeon George, M.D.
Managing Member

SR ONE CO-INVEST IV, LLC

By:	SR ONE CO-INVEST IV MANAGER, LLC

	By:	SR ONE CAPITAL MANAGEMENT, LLC

By: *
Simeon George, M.D.
Managing Member

SR ONE CO-INVEST IV-A, LLC

By:	SR ONE CO-INVEST IV MANAGER, LLC

	By:	SR ONE CAPITAL MANAGEMENT, LLC

By: *
Simeon George, M.D.
Managing Member

SR ONE CO-INVEST IV MANAGER, LLC

By:	SR ONE CAPITAL MANAGEMENT, LLC

By: *
Simeon George, M.D.
Managing Member

AMZL, LP

By:	SR ONE CAPITAL SMA PARTNERS, LP

	By:	SR ONE CAPITAL MANAGEMENT, LLC

By: *
Simeon George, M.D.
Managing Member

SR ONE CAPITAL SMA PARTNERS, LP

By:	SR ONE CAPITAL MANAGEMENT, LLC

By: *
Simeon George, M.D.
Managing Member

                                        *

Simeon George, M.D.

*/s/ Sasha Keough

Sasha Keough

As attorney-in-fact

This Agreement relating to Schedule 13D was executed by Sasha Keough on behalf of the individuals listed above pursuant to a Power of Attorney, a copy of which is attached hereto as Exhibit 2.